UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2022

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.       Entry into a Material Definitive Agreement.

On December 23, 2022, ParkerVision, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the accredited investors identified on Exhibit 10.1 hereof (the “Investors”) which provides for the sale of 1,000,000 shares of ParkerVision common stock, $0.01 par value (“Common Stock”), for a per share price of $0.20.  The proceeds of $200,000 will be used for ongoing operations.

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Holders pursuant to which the Company will register the shares of Common Stock.  The Company has committed to file the registration statement no later than April 7, 2023, and to cause the registration statement to become effective by June 30, 2023. The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription amount paid by the Holders upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%, or $12,000.

The Common Stock was offered and sold solely to accredited investors on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 3.02.       Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 are incorporated herein by reference to the extent required.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase Agreement dated December 23, 2022
10.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.2 of Form 8-K filed December 6, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2022
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer